BLACKROCK FUNDS II

BlackRock Inflation Protected Bond Portfolio

Class R Shares

(the “Fund”)

Supplement dated June 9, 2017 to the Prospectus dated April 28, 2017, as amended and supplemented to date

Effective as of June 12, 2017, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the Fund’s contractual management fee rate. Accordingly, the Fund’s Prospectus is amended as follows:

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Inflation Protected Bond Portfolio — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class R Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class R Shares
Management Fee[1,2]	0.24%
Distribution and/or Service (12b-1 Fees)	0.50%
Other Expenses[3]	0.48%
Interest Expense	0.04%
Miscellaneous Other Expenses	0.44%
Other Expenses of the Subsidiary[4]	—
Total Annual Fund Operating Expenses[5]	1.22%
Fee Waivers and/or Expense Reimbursements[2,6]	(0.17)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,6]	1.05%

[1]	The Management Fee has been restated to reflect current fees.

[2]	As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 28, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Funds II (the “Trust”) or by a vote of a majority of the outstanding voting securities of the Fund.

[3]	Other Expenses are based on estimated amounts for the current fiscal year.

[4]	Other Expenses of BlackRock Cayman Inflation Protected Bond Portfolio, Ltd. (the “Subsidiary”) are based on estimated amounts for the current fiscal year of less than 0.01%.

[5]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of Management Fees to reflect current expense.

[6]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 28, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.01% (for Class R Shares) of average daily net assets through April 30, 2019. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$107	$370	$654	$1,462

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2016, the portfolio turnover rate of the Fund was 45% of the average value of the Fund’s portfolio. For the three-month period ended December 31, 2016, the portfolio turnover rate of the Fund was 7% (not annualized) of the average value of the Fund’s portfolio. The Fund has changed its fiscal year end from September 30 to December 31.

The first two paragraphs and accompanying table in the subsection of the Prospectus entitled “Management of the Fund — BlackRock — Total Annual Management Fees (Before Waivers)” are deleted in their entirety and replaced with the following:

Effective June 12, 2017, the annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.250%
$1 billion — $3 billion	0.240%
$3 billion — $5 billion	0.230%
$5 billion — $10 billion	0.220%
Greater than $10 billion	0.210%

Prior to June 12, 2017, the annual management fees payable to BlackRock (as a percentage of average daily net assets) were calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.300%
$1 billion — $2 billion	0.290%
$2 billion — $3 billion	0.280%
Greater than $3 billion	0.270%

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

The table immediately following the ninth paragraph in the section of the Prospectus entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

Contractual Cap[1] on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Inflation Protected Bond Portfolio	1.01%

*	As a percentage of average daily net assets.

[1]	The contractual cap is in effect through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

PRO-BD71-R-0617SUP